UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2012

Gilman Ciocia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22996	11-2587324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Raymond Avenue, Poughkeepsie, New York	12603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (845) 485-5278

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)
Exhibits.  The following related party Promissory Notes were not included as Exhibits in the Form 10-K, 10-Q and 8-K previously filed by the Company,

4.1   Promissory Note dated December 26, 2007 between the Company and Prime Partners, Inc. in the amount of $303,200.00 at Ten (10%) percent interest payable in thirty-one (31) monthly payments of $11,138.78 commencing on January 1, 2008 and continuing through July 1, 2010.

4.2   Promissory Note dated September 1, 2008 between the Company and Prime Partners, Inc. in the amount of $530,000.00 at 10% interest payable monthly with the principal due on July 1, 2009.

4.3   Promissory Note dated December 3, 2008 between the Company and the Christopher R. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $100,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.4   Promissory Note dated December 3, 2008 between the Company and the Julian A. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $100,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.5   Promissory Note dated December 3, 2008 between the Company and the Colleen N. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $100,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.6   Promissory Note dated January 27, 2009 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc.  401(k) Plan, FBO Carole Enisman in the amount of $170,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.7   Promissory Note dated June 30, 2009 between the Company and Prime Partners, Inc. in the amount of $530,000.00 at 10% interest payable monthly with the principal due on July 1, 2010, which superseded and cancelled the $530,000.00 Promissory Note dated  September 1, 2008 between the Company and Prime Partners, Inc.

4.8   Promissory Note dated August 19, 2009 between the Company and the Christopher R. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $100,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.9    Promissory Note dated August 19, 2009 between the Company and the Colleen N. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $100,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.10   Promissory Note dated August 19, 2009 between the Company and the Julian A. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $100,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.11   Promissory Note dated November 24, 2009 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Michael Ryan in the amount of $38,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.12   Promissory Note dated November 24, 2009 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Carole Enisman in the amount of $40,000.00 at 10% interest payable monthly with the principal due on July 1, 2010.

4.13 Amended Promissory Note dated March 2, 2010 between the Company and Reliance Trust Co., Trustee Gilman Ciocia, Inc. 401(k) Plan, FBO Carole Enisman in the amount of $210,000.00 at 10% interest payable monthly with the principal due on July 1, 2011 which superseded and cancelled the $170,000.00 Promissory Note dated January 27, 2009 and which superseded and cancelled the $40,000.00 Promissory Note dated November 24, 2009  between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Carole Enisman.

4.14 Amended Promissory Note dated April 19, 2010 between the Company and the Christopher R. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $200,000.00 at 10% interest payable monthly with the principal due on July 1, 2011 which superseded and cancelled the $100,000.00 Promissory Note dated December 3, 2008 and which superseded and cancelled the $100,000.00 Promissory Note dated August 19, 2009 between the Company and the Christopher R. Hecker Irrevocable Trust dated September 30, 2003.

4.15 Amended Promissory Note dated April 19, 2010 between the Company and the Julian A. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $200,000.00 at 10% interest payable monthly with  the principal due on July 1, 2011 which superseded and cancelled the $100,000.00 Promissory Note dated December 3, 2008 and which superseded and cancelled the $100,000.00 Promissory Note dated August 19, 2009 between the Company and the Julian A. Hecker Irrevocable Trust dated September 30, 2003.

4.16  Amended Promissory Note dated April 19, 2010 between the Company and the Colleen N. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $200,000.00 at 10% interest payable monthly with the principal due on July 1, 2011 which superseded and cancelled the $100,000.00 Promissory Note dated December 3, 2008 and which superseded and cancelled the $100,000.00 Promissory Note dated August 19, 2009 between the Company and the Colleen N. Hecker Irrevocable Trust dated September 30, 2003.

4.17 Amended Promissory Note dated April 19, 2010 between the Company and Reliance Trust Co., Trustee Gilman Ciocia, Inc. 401(k) Plan FBO Michael Ryan in the amount of $38,000.00 at 10% interest payable monthly with the principal due on July 1, 2011 which superseded and cancelled the $38,000.00 Promissory Note dated November 24, 2009 between the Company and Reliance Trust Co., Trustee Gilman Ciocia, Inc. 401(k) Plan FBO Michael Ryan.

4.18 Promissory Note dated May 5, 2010 between the Company and Prime Partners, Inc. in the amount of $530,000.00 at 10% interest payable monthly with the principal due on July 1, 2011, which superseded and cancelled the $530,000.00 Promissory Note dated  June 30, 2009 between the Company and Prime Partners, Inc.

4.19  Promissory Note dated August 1, 2010 between the Company and Prime Partners, Inc. in the amount of $530,000.00 at 10% interest payable in forty-two (42) monthly payments of $15,007.91 commencing on August 15, 2010  and continuing through January 15, 2014 which superseded and cancelled the $530,000.00 Promissory Note dated May 5, 2010 between the Company and Prime Partners, Inc.

4.20  Promissory Note dated December 16, 2010 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Michael Ryan in the amount of $18,000.00 at 10% interest payable monthly with the principal due on April 1, 2011.

4.21 Promissory Note dated December 16, 2010 between the Company and Ted Finkelstein in the amount of $100,000.00  at 10% interest payable monthly with the principal due on April 1, 2011.

4.22  Promissory Note dated December 16, 2010 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Carole Enisman in the amount of $64,000.00 at 10% interest payable monthly with the principal due on April 1, 2011.

4.23 Promissory Note dated May 26, 2011 between the Company and Ted Finkelstein in the amount of $50,000.00  at 10% interest payable monthly with the principal due on Demand.

4.24   Amended Promissory Note dated May 31, 2011 between the Company and Equity Trust Company d.b.a. Sterling Trust, Custodian FBO: Gilman Ciocia, Inc. 401K Plan, FBO Carole Enisman a/c#500190 in the amount of $210,000.00 at 10% interest payable monthly with the principal due on July 1, 2012 which superseded and cancelled the $210,000.00 Promissory Note dated March 2, 2010 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Carole Enisman.

4.25 Amended Promissory Note dated May 31, 2011 between the Company and Equity Trust Company d.b.a. Sterling Trust, Custodian FBO: Gilman Ciocia, Inc. 401K Plan, FBO Michael Ryan a/c#500192 in the amount of $38,000.00 at 10% interest payable monthly with the principal due on July 1, 2012 which superseded and cancelled the $38,000.00 Promissory Note dated April 19, 2010 between the Company and Reliance Trust Co., Trustee, Gilman Ciocia, Inc. 401(k) Plan, FBO Michael Ryan.

4.26  Amended Promissory Note dated May 31, 2011 between the Company and the Colleen N. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $200,000.00 at 10% interest payable monthly with the principal due on July 1, 2012 which superseded and cancelled the $200,000.00 Promissory Note dated April 19, 2010 between the Company and the Colleen N. Hecker Irrevocable Trust dated September 30, 2003.

4.27 Amended Promissory Note dated May 31, 2011 between the Company and the Julian A. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $200,000.00 at 10% interest payable monthly with the principal due on July 1, 2012 which superseded and cancelled the $200,000.00 Promissory Note dated April 19, 2010 between the Company and the Julian A. Hecker Irrevocable Trust dated September 30, 2003.

4.28  Amended Promissory Note dated May 31, 2011 between the Company and the Christopher R. Hecker Irrevocable Trust dated September 30, 2003 in the amount of $200,000.00 at 10% interest payable monthly with the principal due on July 1, 2012 which superseded and cancelled the $200,000.00 Promissory Note dated April 19, 2010 between the Company and the Christopher R. Hecker Irrevocable Trust dated September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilman Ciocia, Inc.
(Registrant)

Date: June 27, 2012	/s/ Ted Finkelstein
	Name:	Ted Finkelstein
	Title:	Vice President